Exhibit 10.91

OCTOBER, 23 2009

ELAN PHARMA INTERNATIONAL LIMITED

AND

JPI COMMERCIAL, LLC

AMENDMENT NO. 5

TO THE DEVELOPMENT, LICENSE AND SUPPLY AGREEMENT OF

22 DECEMBER 1997

Luvox CR® (fluvoxamine maleate)

Worldwide

THIS AMENDMENT No. 5 AGREEMENT, dated October 23, 2009, is effective as of December 16, 2008 (the “Amendment No 5 Agreement”)

BETWEEN:

(1)	Elan Pharma International Limited, a company incorporated under the laws of Ireland, and having its registered office at Monksland, Athlone, County Westmeath, Ireland (“Elan”); and

(2)	JPI Commercial, LLC, a Delaware limited liability company having a place of business at 3180 Porter Drive, Palo Alto, CA 94304, USA (“JPI”).

RECITALS:

(A)	Elan Corporation plc., an Elan affiliate, and Solvay Pharmaceuticals, Inc. entered into an development, license and supply agreement dated 22 December 1997, which has been subsequently amended by Amendment No. 1 dated March 1, 1999, Amendment No. 2 dated 13 April 2000, Amendment No. 3 dated 7 November 2006 and Amendment No. 4 to the License Agreement dated 26 October 2007 (collectively the “License Agreement”).

(B)	On 31 December 2006, Elan Corporation plc assigned all of its rights and obligations under the License Agreement to Elan, and Elan as assumed said rights and obligations.

(C)	On 31 January 2007, Solvay Pharmaceuticals, Inc. assigned all of its rights and obligations under the License Agreement to Jazz Pharmaceuticals, Inc., the parent company of JPI.

(D)	On 14 March 2008, Jazz Pharmaceuticals Inc. assigned all of its rights and obligations under the License Agreement to JPI, a wholly-owned subsidiary of Jazz Pharmaceuticals Inc., and JPI as assumed said rights and obligations. Jazz Pharmaceuticals Inc. and JPI confirm that (i) this assignment has had no withholding tax implications for Jazz Pharmaceuticals or JPI, (ii) no tax has been withheld by Jazz Pharmaceuticals or JPI to date as a result of this assignment, and (iii) JPI does not anticipate withholding tax in the future as a result of this assignment.

(E)	The Parties wish to enter into this Amendment No 5 to the License Agreement to further clarify and confirm the existing Elan Patent Rights that have been granted to JPI under the License Agreement.

All capitalized terms used in this Amendment Agreement shall have the same meanings as are assigned thereto in the License Agreement, except where expressly provided to the contrary in this Amendment Agreement.

NOW IT IS HEREBY AGREED AS FOLLOWS:

1	Amendment to the License Agreement:

Elan and JPI hereby agree that the License Agreement shall be amended as follows:

a. by deletion of Part I only of Appendix A of the License Agreement and the substitution therefor of the following:

PART 1

ELAN PATENT RIGHTS

United States of America Patent and Patent Application Numbers

4,609,542

4,610,875

4,726, 951

4,769,236

5,051,262

7,465,462

2008/0206335

2.	Except as expressly modified herein, all other terms and conditions of the License Agreement remain unchanged and continue to be in full force and effect.

3.	This Amendment No. 5 Agreement shall be governed by and construed in accordance with Georgia law, without regard to conflict of laws principles. Any disputes arising between the parties relating to this Amendment No. 5 Agreement shall be resolved and settled in accordance with the License Agreement.

*** *** ***

IN WITNESS of which the parties have executed this Amendment No. 5 Agreement.

Executed by JPI Commercial, LLC

By:	/S/ BOB MYERS
Name:	Bob Myers
Title:	President

Executed by Elan Pharma International Limited

By:	/S/ WILLIAM DANIEL
Name:	William Daniel
Title:	Director